SECOND AMENDMENT TO THE BELLSOUTH CORPORATION
                      TRUST UNDER EXECUTIVE BENEFIT PLAN(S)


         THIS SECOND AMENDMENT to the BellSouth Corporation Trust Under Executive Benefit Plan(s) ("Trust") made this 8th day of July, 2002, by and between BellSouth Corporation, a Georgia corporation ("Company"), and Deutsche Bank Trust Company Americas, a New York corporation ("Trustee");

         WHEREAS, Company and Trustee on May 23, 1996, executed an agreement constituting the Trust (the "Trust Agreement"); and

         WHEREAS, Company and Trustee on December 21, 1999, executed a First Amendment to the Trust Agreement; and

         WHEREAS, Company and Trustee now desire to amend further the Trust Agreement, pursuant to the authority reserved to Trustee and Company in Section 12 of the Trust Agreement, as provided in this Second Amendment;

         NOW, THEREFORE, the Trust Agreement is hereby amended as follows:

                                       1.

         Appendix A to the Trust Agreement shall be amended by the addition of the BellSouth Officer Compensation Deferral Plan at the end thereof. The current Appendix A shall be replaced by the revised Appendix A as attached hereto.

                                       2.

         Except as otherwise provided herein, the Trust Agreement shall remain in full force and effect as in existence prior to the execution of this Second Amendment.

                                       3.

         This Second Amendment shall be effective as of January 1, 2002.

                                               BELLSOUTH CORPORATION

                                               By:  /s/ Linda S. Harty
                                                   ______________________
                                                   Linda S. Harty
                                               Title: Vice President - Treasurer

         (CORPORATE SEAL)

         ATTEST: /s/ Marcy A. Bass
                __________________
         Title: Senior Corporate Counsel and
                Assistant Corporate Secretary
                __________________


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     as Trustee


                                     By:      /s/ Frank Eipper
                                             ________________________________
                                     Title:  Director
                                             _______________________________


         (CORPORATE SEAL)


         ATTEST:  /s/ Lea Lahtinen
                __________________
         Title:  Vice President & Assistant Secretary
                _____________________


















































                                   APPENDIX A


o        BellSouth Nonqualified Deferred Compensation Plan

o        BellSouth Nonqualified Deferred Income Plan

o        BellSouth Corporation Supplemental Executive Retirement Plan

o        BellSouth Corporation Executive Incentive Award Deferral Plan

o        BellSouth Corporation Section 415 Excess Pension Plan

o        BellSouth Corporation Officer Compensation Deferral Plan